L WEALTH BUILDING OPPORTUNITY National Security Variable Account L Annual Report DECEMBER 31, 2006 National Security Variable Account L

NATIONAL SECURITY LIFE AND ANNUITY COMPANY
ONE FINANCIAL WAY, CINCINNATI, OHIO 45242
MESSAGE FROM THE CHIEF EXECUTIVE OFFICER
We are pleased to provide you with your copy of the 2006 National Security Variable Account L Annual Report. The report outlines the performance of the underlying portfolios owned by National Security Variable Account L for 2006. We’re pleased to share these results with you.
We appreciate you choosing a National Security Life and Annuity product, and we look forward to continuing to serve your financial service needs. Please contact your registered representative with any questions, or if you need additional assistance, please contact our customer service center at 1-877-446-6060.
JOHN J. PALMER
Chief Executive Officer
February 19, 2007

ABOUT THIS REPORT
This report is a presentation of the National Security Variable Account L.
This Annual Report has four major sections:
Statements of Assets and Contract Owners’ Equity
This statement lists all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.
Statements of Operations
The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. This statement also shows reinvested capital gains, the realized gain (loss) as fund shares are sold, and the change in unrealized gain (loss).
Statements of Changes in Contract Owners’ Equity
The Statements of Changes in Contract Owners’ Equity include increase or decrease in Contract Owners’ Equity from Operations for income and expenses as shown on the Statements of Operations. In addition, the Equity Transactions section of these statements illustrate purchase payments, transfers to and from other subaccounts, and cost of insurance and administrative fee, and lapse charges. The sum of these two sections represents the Net Change in Contract Owners’ Equity which, when added to the beginning Contracts Owners’ Equity, equals Contract Owners’ Equity at the end of the reporting period. The Changes in Units section illustrates the number of units purchased and redeemed for each underlying fund subaccount during the period reported.
Notes to Financial Statements
The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

National Security Variable Account L

Statements of Assets and Contract Owners’ Equity	December 31, 2006

		Contract owners’
	Assets	equity

		Contracts in
	Investments at	accumulation period
	fair value	(note 4)

Ohio National Fund, Inc.:
S&P 500 Index Subaccount 682 Shares (Cost $8,790)	$10,110	$10,110
High Income Bond Subaccount 1,027 Shares (Cost $8,861)	9,604	9,604
Goldman Sachs Variable Insurance Trust:
Growth & Income Subaccount 762 Shares (Cost $9,283)	10,597	10,597
Structured U.S. Equity Subaccount 107 Shares (Cost $1,359)	1,576	1,576
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Contrafund Subaccount 331 Shares (Cost $9,492)	10,308	10,308

Totals	$42,195	$42,195

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Operations	For the Period Ended December 31, 2006

					Fidelity Variable
					Insurance
			Goldman Sachs Variable		Products Fund —
	Ohio National Fund, Inc.		Insurance Trust		Service Class 2

	S&P 500	High Income	Growth &	Structured	VIP
	Index	Bond	Income	U.S. Equity	Contrafund	Total
	Subaccount	Subaccount	Subaccount	Subaccount(a)	Subaccount	Subaccounts

	2006	2006	2006	2006	2006	2006

Investment activity:
Reinvested dividends	$105	$0	$162	$16	$87	$370
Risk and administrative expense (note 2)	(58)	(56)	(60)	(9)	(62)	(245)

Net investment activity	47	(56)	102	7	25	125

Reinvested capital gains	0	0	390	0	797	1,187
Realized and unrealized gain (loss) on investments:
Realized gain	96	34	130	10	177	447
Unrealized gain (loss)	1,004	748	1,043	133	(130)	2,798

Net gain on investments	1,100	782	1,173	143	47	3,245

Net increase in contract owners’ equity from operations	$1,147	$726	$1,665	$150	$869	$4,557

(a)	Formerly known as Core U.S. Equity Subaccount.
The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2006 and 2005

	Ohio National Fund, Inc.				Goldman Sachs Variable Insurance Trust

	S&P 500 Index		High Income Bond		Growth & Income		Structured U.S. Equity
	Subaccount		Subaccount		Subaccount		Subaccount(a)

	2006	2005	2006	2005	2006	2005	2006	2005

Increase in contract owners’ equity from operations:
Net investment activity	$47	$27	$(56)	$239	$102	$63	$7	$2
Reinvested capital gains	0	0	0	0	390	0	0	0
Realized gain (loss)	96	51	34	48	130	68	10	4
Unrealized gain (loss)	1,004	133	748	(165)	1,043	26	133	51

Net increase in contract owners’ equity from operations	1,147	211	726	122	1,665	157	150	57

Equity transactions:
Contract purchase payments	4,062	4,062	4,062	4,062	4,062	4,062	558	559
Cost of insurance and other administrative fees (note 2)	(991)	(967)	(961)	(958)	(1,020)	(979)	(102)	(101)
Lapse charges (note 2)	0	(540)	0	(527)	0	(548)	0	0

Net equity transactions	3,071	2,555	3,101	2,577	3,042	2,535	456	458

Net change in contract owners’ equity	4,218	2,766	3,827	2,699	4,707	2,692	606	515
Contract owners’ equity:
Beginning of period	5,892	3,126	5,777	3,078	5,890	3,198	970	455

End of period	$10,110	$5,892	$9,604	$5,777	$10,597	$5,890	$1,576	$970

Change in units:
Beginning units	328	181	417	227	547	306	94	47

Units purchased	216	234	284	299	347	387	52	58
Units redeemed	(52)	(87)	(67)	(109)	(86)	(146)	(9)	(11)

Ending units	492	328	634	417	808	547	137	94

(a)	Formerly known as Core U.S. Equity Subaccount.
The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2006 and 2005

	Fidelity Variable
	Insurance Products
	Fund —
	Service Class 2

	VIP Contrafund		Total
	Subaccount		Subaccounts

	2006	2005	2006	2005

Increase in contract owners’ equity from operations:
Net investment activity	$25	$(29)	$125	$302
Reinvested capital gains	797	1	1,187	1
Realized gain (loss)	177	91	447	262
Unrealized gain (loss)	(130)	674	2,798	719

Net increase in contract owners’ equity from operations	869	737	4,557	1,284

Equity transactions:
Contract purchase payments	4,063	4,063	16,807	16,808
Cost of insurance and other administrative fees (note 2)	(1,044)	(1,011)	(4,118)	(4,016)
Lapse charges (note 2)	0	(546)	0	(2,161)

Net equity transactions	3,019	2,506	12,689	10,631

Net change in contract owners’ equity	3,888	3,243	17,246	11,915
Contract owners’ equity:
Beginning of period	6,420	3,177	24,949	13,034

End of period	$10,308	$6,420	$42,195	$24,949

Change in units:
Beginning units	501	287	1,887	1,048

Units purchased	304	351	1,203	1,329
Units redeemed	(78)	(137)	(292)	(490)

Ending units	727	501	2,798	1,887

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Notes to Financial Statements	December 31, 2006

(1)	Basis of Presentation and Summary of Significant Accounting Policies

National Security Variable Account L (the “Account”) is a separate account of National Security Life and Annuity Company (“NSLA”) and all obligations arising under variable life insurance policies are general corporate obligations of NSLA. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Account commenced operations on February 24, 2004.

Assets of the Account are invested in portfolio shares of Ohio National Fund, Inc., Goldman Sachs Variable Insurance Trust, and Fidelity Variable Insurance Products Fund — Service Class 2, (collectively, the “Funds”). The Funds are diversified open-end management investment companies. The Funds’ investments are subject to varying degrees of market, interest and financial risks; the issuers’ abilities to meet certain obligations may be affected by economic developments in their respective industries.

The fair value of the underlying mutual funds is based on the closing net asset value of fund shares held at December 31, 2006. Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”), performs investment advisory services on behalf of the Ohio National Fund, Inc. in which the Account invests. NSLA is a subsidiary of ONLIC. For these services, ONI received fees of approximately $14.6 million and $12.2 million for the years ended December 31, 2006 and 2005, respectively.

Policy holders may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of NSLA. The accompanying financial statements include only the policy holders premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits. There were no transfers to or from the NSLA fixed portion of life insurance policies for the periods ended December 31, 2006 and 2005.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds with similar names and investment objectives. While some of the underlying mutual funds may be similar to publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performances of publicly traded mutual funds and any corresponding underlying mutual fund may differ substantially.

NSLA offers deferred variable policies through the Account. The primary distribution for the policies is conducted by an affiliate, although other means of distribution may be utilized.

Certain 2005 amounts in the presentation of the Statement of Contract Owners’ Equity have been reclassified to conform to the 2006 presentation.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because NSLA assumes the expense risk and the mortality risk under the policies. NSLA charges the Accounts’ assets for assuming those risks. Such charges are assessed through the unit value calculation.

At the end of each valuation period, NSLA charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on net assets at the end of the valuation period and a pre-determined annualized rate as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by NSLA is the risk that the deductions provided for in the variable annuity contracts may be insufficient to cover the actual costs to administer the terms stated in the contracts.

Total premium expense charges in the Account assessed by NSLA amounted to $1,246 and $1,246 for the periods ended December 31, 2006 and 2005, respectively.
(continued)

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2006

The following table illustrates product and contract level charges:

Security Advantage VUL
Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values:	0.75%
The following charges are assessed through the redemption of units:
Premium Expense Charge Deducted from premiums upon receipt	3.9% to 4.9%
Premium Taxes Deducted from premiums upon receipt	2%
Surrender Fees
Deducted from the Accumulation Value during the first 15 policy years, and for 15 years following an increase in the stated amount, in the event of a full surrender, partial surrender, lapse and decreases in stated amount. (per $1,000)
$12.29 to $132.66
Transfer Fees — per transfer (currently no charge for the first 12 transfers each contract year)	$3 to $15
Administrative Fees Upon the partial surrender amount. (of the amount surrendered)	the lesser of $25 or 2%
Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. (per $1,000)	$.045 to $83.33
Maintenance Fee Deducted monthly	$7
The following charges for riders are assessed through the redemption of units:
Continuation of Coverage Rider Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.17
Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured’s sole cause of death is an accident. (per $1,000)	$0.05 to $0.29
Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. Reduction of remaining death benefit of the amount taken under the rider up to 10%
Exchange of Life Insured — per exchange Allows the insured life to be changed	$75
Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.00 to $0.19
Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1,000)	$0.01 to $0.18

Further information regarding fees, terms, and availability is provided in the prospectus for each of the products listed.
(continued)

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2006

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of NSLA under the Internal Revenue Code. Taxes are the responsibility of the policy holder upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account upon redemption of the Fund shares. Accordingly, NSLA does not provide for income taxes within the Account.

(4)	Financial Highlights

The following is a summary of accumulation units, value per unit, and fair value (fair value represents the contracts in accumulation period) as of December 31, and expenses, total return and investment income ratio for the periods then ended, for the respective subaccounts and products:

						Investment
	Accumulation	Value Per	Fair		Total	Income
	Units***	Unit	Value	Expenses*	Return**	Ratio****

Ohio National Fund, Inc.:
S&P 500 Index Subaccount
2006	492	$20.547287	$10,110	0.75%	14.44%	1.35%
2005	328	$17.954296	$5,892	0.75%	3.69%	1.37%
2004	181	$17.315314	$3,126	0.75%	9.48%	2.39%
High Income Bond Subaccount
2006	634	$15.158162	$9,604	0.75%	9.31%	0.00%
2005	417	$13.866829	$5,777	0.75%	2.23%	6.36%
2004	227	$13.564645	$3,078	0.75%	9.84%	0.66%
Goldman Sachs Variable Insurance Trust:
Growth & Income Subaccount
2006	808	$13.117476	$10,597	0.75%	21.72%	2.01%
2005	547	$10.776721	$5,890	0.75%	3.16%	2.18%
2004	306	$10.446877	$3,198	0.75%	17.91%	3.07%
Structured U.S. Equity Subaccount
2006	137	$11.539835	$1,576	0.75%	12.05%	1.29%
2005	94	$10.298596	$970	0.75%	5.72%	1.02%
2004	47	$9.741352	$455	0.75%	14.08%	2.30%
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Contrafund Subaccount
2006	727	$14.171671	$10,308	0.75%	10.60%	1.05%
2005	501	$12.812915	$6,420	0.75%	15.78%	0.10%
2004	287	$11.066510	$3,177	0.75%	14.30%	0.00%

*	This represents the annualized contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to policy holder accounts through the redemption of units.

**	This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Although the Account commenced operations on February 24, 2004, it began tracking the value per unit on January 1, 2004. Accordingly, the 2004 total returns presented represented the actual twelve month return for the subaccount for the period ended December 31, 2004.

***	Accumulation units are rounded to the nearest whole number.
(continued)

National Security Variable Account L

Notes to Financial Statements (Continued)	December 31, 2006

****	The Investment Income Ratio represents the dividends for the periods indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund divided by average net assets (by product). This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions to contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratios for funds that were eligible for investment during only a portion of the year are annualized.

National Security Variable Account L
 Report of Independent Registered Public Accounting Firm
The Board of Directors of National Security Life and Annuity Company
  and Contract Owners of National Security Variable Account L:
We have audited the accompanying statements of assets and contract owners’ equity of National Security Variable Account L (comprised of the sub-accounts listed in note 1) (collectively, “the Accounts”) as of December 31, 2006, and the related statements of operations and changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 2006, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2006, and the results of their operations, changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Columbus, OH
February 19, 2007

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National Security Variable Account L
Post Office Box 5363
Cincinnati, Ohio 45201-5363
Form 1324-NSLAC REV. 2-07